Eaton Vance
                            Greater China Growth Fund

                            Supplement to Prospectus
                              dated January 1, 2002


Effective April 1, 2002, Pamela Chan will serve as portfolio manager of Greater China Growth Portfolio. Ms. Chan has been employed by Lloyd George for more than five years and serves as a Director of Lloyd George.



April 1, 2002                                                              CGPS2